SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /     Definitive Information Statement

                               The DLB Fund Group
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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        (2) Aggregate number of securities to which transaction applies:
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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        (4) Proposed maximum aggregate value of transaction:
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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The DLB Fund Group
--------------------------------------------------------------------------------
                                                              One Memorial Drive
                                                        Cambridge, MA 02142-1300
                                                       Telephone: (617) 225-3800
                                                             Fax: (617) 225-3801

                              INFORMATION STATEMENT

                                 OCTOBER 7, 2004

                               GENERAL INFORMATION

         This Information Statement, which is first being mailed on or about October 7, 2004, is distributed in connection with actions to be taken by written consent of the Majority Shareholder (as defined below) of each of the Funds ("Funds") of The DLB Fund Group (the "Trust") on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable, as more fully described below. This document is required under the federal securities laws and is provided solely for your information.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


SHARE OWNERSHIP INFORMATION

         The Trustees have set October 4, 2004 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, [________] shares of the Trust were outstanding, attributable to each Fund as follows: [TO BE COMPLETED]

               DLB Fixed Income Fund
               DLB High Yield Fund
               DLB Value Fund
               DLB Core Growth Fund
               DLB Enhanced Index Core Equity Fund
               DLB Enhanced Index Growth Fund
               DLB Enhanced Index Value Fund
               DLB Small Company Opportunities Fund
               DLB Small Capitalization Value Fund

         Information concerning shareholders who were known to be the record owners of more than 5% of each Fund's shares as of the Record Date is set forth below. As of the Record Date, Massachusetts Mutual Life Insurance Company ("MassMutual" or "Majority Shareholder") owned [________] shares of the Trust, or [______] of the outstanding shares of the Trust. [TO BE COMPLETED]


Fund Name                                 Number of Shares   Percent of the Fund
--------------------------------------------------------------------------------

DLB Fixed Income Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB High Yield Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111



Fund Name                                 Number of Shares   Percent of the Fund
--------------------------------------------------------------------------------

DLB Core Growth Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

Fund Name                                 Number of Shares   Percent of the Fund
--------------------------------------------------------------------------------

DLB Value Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Enhanced Index Core Equity Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Enhanced Index Growth Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Enhanced Index Value Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

 DLB Small Company Opportunities Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

DLB Small Cap Value Fund
            MassMutual
            1295 State Street
            Springfield, MA  01111

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND PRESIDENT

         Set forth below is information concerning beneficial ownership, as of the Record Date, of the Trust's shares by (i) each Trustee, nominee for Trustee (each a "Nominee" and together, the "Nominees") and President, and (ii) the Trust's Trustees, Nominees and President as a group.

         As of the Record Date, the Trustees, the President of the Trust and the Nominees owned the following shares of the Funds: [TO BE UPDATED]

                          NAME AND ADDRESS*             AMOUNT AND NATURE OF
    NAME OF FUND         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP          PERCENT OF FUND***
    ------------         -------------------            --------------------          ------------------
                          Kevin McClintock**                     0
                         Steven A. Kandarian                     0
 DLB Small Company         Nabil N. El-Hage          [709.667] Sole Voting and
 Opportunities Fund                                        Investment Power
                         Richard A. Nenneman                     0
 DLB Small Company         Maria D. Furman          [6,451.613] Sole Voting and
 Opportunities Fund                                        Investment Power
                           Ronald J. Abdow                       0
                          Corine T. Norgaard                     0
                           Susan A. Alfano

* The address for each Trustee, Nominee and the President is c/o The DLB Fund Group, One Memorial Drive, Cambridge, MA 02142
** Mr. McClintock participates in a deferred compensation plan in which over
$[   ] is tied to the performance of shares of the DLB Small Company
Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the DLB Small Company Opportunities Fund, although he does maintain an economic interest in that Fund by virtue of this deferred compensation plan.
***On the Record Date, each of the Trustees, Nominees and the President of the Trust beneficially owned less than 1% of each Fund's outstanding shares, and the Trustees, Nominees and President of the Trust as a whole beneficially owned less than 1% of each Fund's outstanding shares.

         The table below sets forth information regarding the Trustees' and Nominees' beneficial ownership of Fund shares, based on the value of such shares as of the Record Date. [TO BE UPDATED]

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                                                                                  AGGREGATE DOLLAR RANGE
                                                                                  OF EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN OR
                                                                                  TO BE OVERSEEN BY
                                                                                  TRUSTEE OR NOMINEE IN
NAME OF TRUSTEE OR                   THE DOLLAR RANGE OF EQUITY SECURITIES        FAMILY OF INVESTMENT
NOMINEE                              BENEFICIALLY OWNED IN THE TRUST              COMPANIES
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
OR NOMINEES

Ronald J. Abdow                      [None]                                       [None]
Corine T. Norgaard                   [None]                                       [None]
Nabil N. El-Hage                     [$10,001 - 50,000 DLB Small Company          [$10,001-50,000]
                                      Opportunities Fund]
Steven A. Kandarian                  [None]                                       [None]
Richard A. Nenneman                  [None]                                       [None]
Maria D. Furman                      [Over $100,000 DLB Small Company             [Over $100,000]
                                      Opportunities Fund]
INTERESTED TRUSTEES
OR NOMINEES

Kevin M. McClintock*                 [None]                                       [None]
Susan A. Alfano                      [None]                                       [None]
-------------------------------------------------------------------------------------------------------------

* Mr. McClintock participates in a deferred compensation plan in which over $[_______] is tied to the performance of shares of the DLB Small Company Opportunities Fund. Mr. McClintock is neither the record holder nor beneficial holder of shares of the DLB Small Company Opportunities Fund, although he does maintain an economic interest in that Fund by virtue of this deferred compensation plan.

REPORTS TO SHAREHOLDERS

FURTHER INFORMATION CONCERNING THE TRUST IS CONTAINED IN ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH HAVE BEEN MAILED TO SHAREHOLDERS AND WHICH MAY BE OBTAINED, FREE OF CHARGE BY WRITING TO THE DLB FUND GROUP,
ATTN: THE DLB FUND GROUP COORDINATOR, C/O BABSON CAPITAL MANAGEMENT LLC, ONE MEMORIAL DRIVE, CAMBRIDGE, MA 02142, OR BY TELEPHONING 1-877-766-0014.

ABOUT THE PROPOSALS

            The Board of Trustees has proposed a reorganization of the Trust, which will involve the following, among other actions: (i) electing new Trustees for the Trust; (ii) approving new advisory arrangements for the Trust; (iii) changing certain of the fundamental investment restrictions of the DLB Fixed Income Fund; (iv) creating new series of the Trust; (v) merging certain series of MassMutual Institutional Funds into certain currently existing and newly established series of the Trust; and (vi) creating five new share classes for the Funds (together, the "Reorganization"). If the Reorganization is consummated, the currently outstanding shares of the DLB Fixed Income Fund, DLB Core Growth Fund and DLB Small Capitalization Value Fund will be re-designated Class S shares of such Funds; the currently outstanding shares of the DLB Value Fund will be re-designated Class L shares of such Fund; the currently outstanding shares of the DLB Enhanced Index Core Equity Fund, DLB Enhanced Index Core Growth Fund, DLB High Yield Fund, and DLB Enhanced Index Value Fund will be re-designated Class Y shares of such Funds; and the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares of such Fund. Shareholders of the DLB Fixed Income Fund should also note that upon consummation of the Reorganization, it is expected that the principal investment objective and strategies of the DLB Fixed Income Fund will be substantially similar to those of the MassMutual Core Bond Fund. The MassMutual Core Bond Fund's principal investment objective and strategies are set forth in Appendix III to this Information Statement.

         This Information Statement describes actions that will be taken by the Majority Shareholder to approve actions (i), (ii) and (iii) above. If the Reorganization is not consummated, you will be notified in the next annual report of the Trust.

PROPOSAL 1:

ELECTION OF TRUSTEES -- The Board of Trustees is responsible for overseeing the activities of the Funds and their service providers. Currently, the Board consists of five trustees, one of whom is an interested person (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) of the Trust (an "Interested Trustee") and four of whom are not interested persons of the Trust (each an "Independent Trustee"). It is proposed that shareholders elect two new Independent Trustees and one new Interested Trustee to the Board.

PROPOSALS 2 AND 3:

APPROVAL OF MANAGEMENT AGREEMENTS AND SUBADVISER AGREEMENTS -- Babson Capital Management LLC ("Babson") currently serves as investment adviser to each Fund. As investment adviser, Babson directs the investments of the Funds and is responsible for overseeing regulatory compliance, overseeing the Trust's other service providers and generally monitoring the affairs of and providing an investment program for the Funds, subject to the supervision of the Trustees. If the Reorganization is consummated, Babson, subject to the supervision of MassMutual, would continue to provide day-to-day portfolio management services to the Funds as investment subadviser. However, MassMutual would be the investment adviser to the Funds. As investment adviser, MassMutual would take over Babson's non-portfolio management related functions, such as monitoring Fund regulatory compliance and supervising services provided to the Funds and shareholders. The Trustees believe that engaging MassMutual to serve as investment adviser will allow Babson to focus exclusively on the area of its greatest expertise -- making investment decisions for the Funds. It will also allow the Funds to benefit from MassMutual's experience providing mutual fund management. MassMutual currently oversees the investment programs for [__] mutual funds with approximately $[ ] in assets as of __, 2004. MassMutual also manages other funds for which investment subadvisers provide day-to-day portfolio management. Moreover, it is expected that, over time, this proposal may result in operational efficiencies. Over time, this may result in expenses being spread over a larger pool of assets and could potentially lead to lower operating expenses and/or transaction costs to the Funds (as a percentage of assets). In order for MassMutual to serve as investment adviser and for Babson to serve as a subadviser for a Fund, the 1940 Act requires that the relevant advisory agreements be approved by shareholders of that Fund.

PROPOSAL 4

CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS - The Board of Trustees has proposed to change certain of the DLB Fixed Income Fund's fundamental investment restrictions. Under the 1940 Act, such changes can only take effect after they have been approved by the vote of a "majority of the outstanding voting securities" of the DLB Fixed Income Fund. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present for or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                                   PROPOSAL 1

                   TO ELECT NOMINEES AS TRUSTEES OF THE TRUST
                   ------------------------------------------

         Two Independent Trustees and one Interested Trustee are proposed to be elected by the shareholders as Trustees of the Trust, each to hold office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor. The Nominees for election as Independent Trustees are Ronald J. Abdow and Corine T. Norgaard. The Nominee for election as an Interested Trustee is Susan A. Alfano. The remaining Trustees, Ms. Furman and Messrs. El-Hage, McClintock, Nenneman and Kandarian, have previously been elected by the shareholders of the Trust and will continue to serve as Trustees.

         Set forth below after the name of each Nominee and each Trustee whose term will continue after this meeting is his or her position(s) with the Trust; age; term of office and length of time served; principal occupation during the past five years; certain other directorships; and certain other information required to be disclosed in this Information Statement.

INFORMATION ABOUT NOMINEES

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NAME, ADDRESS(1)      POSITION(S)    TERM OF          PRINCIPAL OCCUPATION(S)             NUMBER OF      OTHER DIRECTORSHIPS
AND AGE               HELD           OFFICE(2) AND    DURING PAST FIVE YEARS              PORTFOLIOS     HELD BY NOMINEE(3)
                      WITH THE       LENGTH OF                                            IN FUND
                      TRUST          TIME SERVED                                          COMPLEX
                                                                                          TO BE
                                                                                          OVERSEEN BY
                                                                                          NOMINEE
INDEPENDENT NOMINEES

Ronald J. Abdow       Nominee        N/A              President, Abdow Corporation        [16+]          Trustee (since 2002)
Age: 72                                               (operator of restaurants);                         Oppenheimer Tremont Market
                                                      Trustee, Abdow G&R Trust and Abdow                 Neutral Fund LLC,
                                                      G&R Co. (owners and operators of                   Oppenheimer Tremont
                                                      restaurant properties); Partner,                   Opportunity Fund LLC,
                                                      Abdow Partnership, Abdow Auburn                    Oppenheimer Real Estate
                                                      Associates, and Abdow Hazard                       Fund; Trustee (since 1994),
                                                      Associates (owners and operators                   MassMutual Institutional
                                                      of restaurant properties);                         Funds (open-end
                                                      Chairman, Western Mass Development                 investment company);
                                                      Corp.; Chairman, American                          Trustee (since 1993), MML
                                                      International College.                             Series Investment Fund
                                                                                                         (open-end investment
                                                                                                         company).

Corine T. Norgaard    Nominee        N/A              Director (since 1997), The Advest   [16+]          Trustee (since 1993), Aetna
Age: 67                                               Bank; Dean (1996-2004), Barney                     Series Fund (investment
                                                      School of Business, University of                  company); Director (since
                                                      Hartford.                                          1992), Aetna Variable
                                                                                                         Series Fund; Trustee
                                                                                                         (since 1998), MassMutual
                                                                                                         Participation Investors
                                                                                                         and MassMutual Corporate
                                                                                                         Investors (closed-end
                                                                                                         investment companies).


Susan A. Alfano(4)    Nominee        N/A              Executive Vice President,           [16]           [To be Completed]
Age: 50                                               Corporate Administration,
                                                      MassMutual Life Insurance
                                                      Company (2001-present); Senior
                                                      Vice President, Corporate
                                                      Human Resources (1990-2001);
                                                      Vice President, Corporate
                                                      Human Resources, Second VP
                                                      Information Systems; Director
                                                      of Compensation, Corporate
                                                      Human Resources, Associate
                                                      Director of Compensation,
                                                      Assistant Director of
                                                      Compensation, Compensation
                                                      Analyst (1971-1990).


1 The address for each Nominee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.
2 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
3 Directorships of companies not reported in the "principal occupation" column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or are registered as investment companies under the 1940 Act.
4 Ms. Alfano is an "Interested Person" as that term is defined in the 1940 Act, through her employment with MassMutual.

INFORMATION ABOUT CURRENT TRUSTEES WHO ARE NOT NOMINEES

         Each of the following Trustees of the Trust will continue to serve in such capacity until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.

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NAME, ADDRESS(1)      POSITION(S)    TERM OF          PRINCIPAL OCCUPATION(S)             NUMBER OF      OTHER DIRECTORSHIPS
AND AGE               HELD           OFFICE(2) AND    DURING PAST FIVE YEARS              PORTFOLIOS     HELD BY TRUSTEE(3)
                      WITH THE       LENGTH OF                                            IN FUND
                      TRUST          TIME SERVED                                          COMPLEX
                                                                                          TO BE
                                                                                          OVERSEEN BY
                                                                                          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
KEVIN M.              President      Since 2003       Managing Director and Member of     16             None.
MCCLINTOCK(4)                                         the Board of Managers, Babson
Age: 42                                               Capital Management LLC, 1999-
                                                      present; Managing Director, S.I.
                      Trustee        Since 1999       International Assets (formerly
                                                      known as Babson-Stewart Ivory
                                                      International), 1999-2004;
                                                      Director of Equities and Fixed
                                                      Income, Dreyfus Corporation,
                                                      1995-1999.
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INDEPENDENT
TRUSTEES
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NABIL N. EL-          Trustee        Since 2003       Senior Lecturer, Finance,           16             None.
HAGE                                                  Harvard Business School,
Age: 45                                               January 2003 -present;
                                                      Chairman (1995-present)
                                                      and CEO (1995-2003),
                                                      Jeepers! Inc. (indoor
                                                      amusement centers);
                                                      Manager, Global Entertainment
                                                      Ventures, LLC  (single purpose
                                                      investment vehicle)(2001-
                                                      present).

MARIA D.              Trustee        Since            Managing Director, Director,        16             None.
FURMAN                               June 2004        and Portfolio Manager,
Age: 50                                               Standish, Ayer and Wood
                                                      (investment management)
                                                      (1976-2002).

STEVEN A.             Trustee        Since            Executive Director, Pension         18             Trustee, MassMutual
KANDARIAN                            2002             Benefit Guaranty Corp., (a                         Participation Investors
Age: 51                                               federal pension agency),                           and MassMutual Corporate
                                                      December 2001-February 2004;                       Investors (closed-end
                                                      Managing Director, Orion                           mutual funds) since
                                                      Partners, L.P. (a private equity                   February 2002.
                                                      fund), 1993-November 2001.

RICHARD               Trustee        Since 1994       Retired. Currently sits on boards   16             None.
NENNEMAN                                              of various civic associations.
Age: 74
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1 The address for each Trustee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.
2 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
3 Directorships of companies not reported in the "principal occupation" column that have a class of securities registered or subject to registration under the Exchange Act or are registered as investment companies under the 1940 Act. MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
4 Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with Babson.

EXECUTIVE OFFICERS WHO ARE NOT TRUSTEES

         Set forth on the following page is a list of the Trust's Executive Officers who are not also Trustees, their age, position with the Trust, principal occupation or employment for the past five years and term of office and length of time served. The Trust's Executive Officers are employees of Babson or its affiliates.

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                                                           TERM OF OFFICE(2)
                              POSITION(S) HELD             AND LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1), AND AGE     WITH TRUST                   TIME SERVED                DURING PAST FIVE YEARS
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DEANNE B. DUPONT              Treasurer                    Since 1996                 Managing Director and Treasurer of Babson
Age: 50                                                                               Capital Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
MARY ELLEN WESNESKI           Vice President               Since 1999                 Managing Director of Babson Capital
Age: 54                                                                               Management LLC (1999-present); Senior
                                                                                      Manager, Deloitte & Touche LLP (1996-1999).

------------------------------------------------------------------------------------------------------------------------------------
JOHN E. DEITELBAUM            Clerk                        Since 1999                 Second Vice President and Associate General
Age: 36                                                                               Counsel, MassMutual (2000-present); Associate
                                                                                      Secretary (2003-present) MassMutual
                                                                                      Participation Investors and MassMutual
                                                                                      Corporate Investors (closed end mutual funds)
                                                                                      and Assistant Secretary (2003-present) of
                                                                                      their Sub-trusts; Assistant Clerk, Babson
                                                                                      Securities Corp. (1999-present); Counsel
                                                                                      (2000-present), Assistant Clerk
                                                                                      (1999-present), Vice President and General
                                                                                      Counsel (1998-1999), Babson Capital Management
                                                                                      LLC; Counsel, MassMutual (1996-1998).
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1 The address for each of the Trust's Executive Officers is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.

2 The President, the Treasurer and the Clerk of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and shall retain authority at the pleasure of the Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance Committee, each of which is currently comprised solely of Trustees who are Independent Trustees. Currently, Messrs. Nenneman, Kandarian and El-Hage comprise the Audit Committee and Messrs. Nenneman, Kandarian and El-Hage and Ms. Furman comprise the Nominating and Governance Committee.

NOMINATING AND GOVERNANCE COMMITTEE

         The Nominating and Governance Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (attached as Appendix 1 to the Trust's Information Statement dated June 2, 2004), (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board;
(d) sets any standards necessary or qualifications for service on the Board; and
(e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Trust's Nominating and Governance Committee Charter is not currently available to shareholders via the Trust's website. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2003. Additionally, the Nominating and Governance Committee held a meeting on June 24, 2004, at which it recommended the nomination of Mr. Abdow and Ms. Norgaard for election as Trustee, and a meeting on September 23, 2004 at which it recommended the nomination of Susan A. Alfano for election as Trustee.

NOMINATING AND GOVERNANCE COMMITTEE PROCEDURES FOR SHAREHOLDER NOMINATION OF INDEPENDENT TRUSTEE CANDIDATES

         The Nominating and Governance Committee will consider nominee candidates for Trustee that are recommended by Trust shareholders in the same manner as it considers and evaluates candidates recommended by other sources. A Trust shareholder's recommendation must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee's consideration. The Trust's shareholders must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust's Nominating and Governance Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the "Candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate; (C) any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission ("SEC") (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Candidate to be named as a nominee, for such Candidate's information submitted in accordance with (i), above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books, the number of all shares of the Trust owned beneficially and of record by the recommending shareholder;
(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee.

NOMINATING AND GOVERNANCE COMMITTEE CONSIDERATION OF NOMINEES FOR TRUSTEE

         The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Independent Trustees. The Nominating and Governance Committee Charter contemplates that each nominee for Independent Trustee must have a college degree or, in the judgment of the Nominating and Governance Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering a Trustee candidate, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation and integrity. In the case of a candidate properly recommended by a shareholder, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating and Governance Committee's (or the Board's) perceptions about future issues and needs.

         In identifying potential nominees for an Independent Trustee, the Nominating and Governance Committee may consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate.

         Ms. Norgaard, Ms. Alfano, and Mr. Abdow were recommended as candidates to the Nominating and Governance Committee by officers of MassMutual and/or Babson.

AUDIT COMMITTEE

         The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent registered public accounting firm; acts as liaison between the Trust's independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Trust's independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees.

REGULAR AND COMMITTEE MEETINGS FOR FISCAL YEAR 2003

         The full Board met four times during the fiscal year ended October 31, 2003. The Audit Committee held three meetings during the fiscal year ended October 31, 2003. Each Trustee named herein attended all of the Board and Committee meetings of which he was a member for the fiscal year ended October 31, 2003.

SHAREHOLDER COMMUNICATIONS TO TRUSTEES

         Trust shareholders may send communications to the Trustees of the Trust by addressing such correspondence directly to John Deitelbaum, Clerk, c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust's Chief Compliance Officer.

         The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

COMPENSATION OF THE TRUSTEES

         The following table lists the compensation paid to each of the Trustees by the Trust and Fund Complex during the Trust's fiscal year ended October 31, 2003.

COMPENSATION TABLE

Except as noted below, the Trust pays each Independent Trustee a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below.

------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                        AGGREGATE                    PENSION OR            TOTAL COMPENSATION FROM FUND
                                       COMPENSATION                 RETIREMENT            AND FUND COMPLEX PAID TO
                                       FROM TRUST(1)                BENEFITS ACCRUED AS   TRUSTEES
                                                                    PART OF FUND
                                                                    EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------

Nabil N. El-Hage                         $19,000                           N/A                 $19,000
Richard A. Nenneman                      $20,000                           N/A                 $20,000
Richard J. Phelps                        $19,000                           N/A                 $19,000
Steven A. Kandarian (2)                  0                                 N/A                 0
Kevin M. McClintock (3)                  0                                 N/A                 0
------------------------------------------------------------------------------------------------------------------------

(1) Includes an annual retainer payable by the Trust to each of the Independent Trustees of $16,000 and a per meeting attendance fee of $1,000. Ms. Maria D. Furman was not a Trustee during the fiscal year ended October 31, 2003. Mr. Richard J. Phelps, who retired from the Board of Trustees effective December 31, 2003, received $19,000 in aggregate compensation from the Trust because he attended three of four regular Board meetings in the fiscal year ended October 31, 2003.

(2) Mr. Kandarian, although an Independent Trustee of the Trust and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by Babson), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004. As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules no longer prohibit him from receiving compensation for his services as an Independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing Independent Trustees beginning in 2004.

(3) Mr. McClintock, as an Interested Trustee, received no compensation for his role as Trustee to the Trust.

(4) The Trust has no retirement or pension plan for the Trustees.


                                   PROPOSAL 2

TO APPROVE MASSMUTUAL AS INVESTMENT ADVISER TO THE FUNDS BY APPROVING MANAGEMENT
--------------------------------------------------------------------------------
       AGREEMENTS BETWEEN MASSMUTUAL AND THE TRUST ON BEHALF OF THE FUNDS
       ------------------------------------------------------------------

BACKGROUND

         Babson currently serves as investment adviser to each Fund pursuant to a separate advisory agreement with each Fund. At a meeting of the Board of Trustees held on June 24, 2004, the Board, and the Independent Trustees voting separately, unanimously approved the appointment of MassMutual as investment adviser to each Fund and approved a Management Agreement (each a "Proposed Management Agreement") between each Fund and MassMutual, to be effective on or about October 31, 2004. The Board also recommended that each Proposed Management Agreement be submitted to the shareholders of each respective Fund for approval. As described more fully under "Proposal 3" below, the Board is also proposing that Babson, subject to MassMutual's supervision, continue to provide day-to-day portfolio management of each Fund.

SUMMARY OF THE PROPOSED MANAGEMENT AGREEMENT

         A summary of the Proposed Management Agreements and information about MassMutual are provided below. A form of the Proposed Management Agreements is attached as Appendix I to this information statement, and the following description of the Proposed Management Agreements is qualified in its entirety by reference to such Appendix.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENTS - The provisions regarding the duties of the adviser under each Proposed Management Agreement are similar to those of the current advisory agreements between the Funds and Babson (the "Current Advisory Agreements"). Under each Proposed Management Agreement, MassMutual will, subject to the direction and control of the Trust's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting. Under each Proposed Management Agreement, MassMutual may, subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, select and contract with an investment subadviser for the Fund. MassMutual will be responsible for payment of all compensation to any such subadviser.

         Under each Current Advisory Agreement, Babson will, subject to the control of the Trustees of the Trust and to such policies as the Trustees may determine, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with Babson. Under each Current Advisory Agreement, Babson may, subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, select and contract with an investment subadviser for the Fund. Babson will be responsible for payment of all compensation to any such subadviser.

STANDARD OF CARE - The limitation of liability provisions of each Proposed Management Agreement are substantially similar to those of each Current Advisory Agreement. Each Proposed Management Agreement provides that MassMutual will not be liable for any loss sustained by reason of good faith errors or omissions in connection with the performance of its duties. However, nothing in a Proposed Management Agreement will protect MassMutual from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Proposed Management Agreement. Each Current Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Babson, or reckless disregard of its obligations and duties thereunder, Babson shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services thereunder.

PORTFOLIO TRANSACTIONS - The portfolio transactions provisions of each Proposed Management Agreement are similar to each Current Advisory Agreement. Each Proposed Management Agreement provides that MassMutual is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with broker-dealers, including "affiliated" broker-dealers (as defined in the 1940 Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. MassMutual shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular transactions will be judged by MassMutual on the basis of all of the relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

         Each Current Advisory Agreement provides that in placing orders for the portfolio transactions of the Fund, Babson will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, Babson shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees may determine, Babson shall not be deemed to have acted unlawfully or to have breached any duty created by a Current Advisory Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to Babson an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Babson determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Babson 's overall responsibilities with respect to the Fund and to other clients of Babson as to which Babson exercises investment discretion.

DURATION AND TERMINATION - The duration and termination provisions of each Proposed Management Agreement are similar to those of each Current Advisory Agreement. Each Proposed Management Agreement shall continue in effect until two years from its execution date and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees who are not parties to the Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval or by the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Management Agreement will terminate automatically in the event of its assignment and may also be terminated (i) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and MassMutual provided that such termination by the Trust is directed or approved by a vote of a majority of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the Fund's outstanding voting securities (as defined in the 1940 Act).

         Each Current Advisory Agreement provides that it shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically) until terminated as follows: (a) either the Trust or Babson may at any time terminate a Current Advisory Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or (b) if (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of Babson, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Current Advisory Agreement, then it shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance the Current Advisory Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of the Current Advisory Agreement, Babson may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. Action by the Trust under (a) above may be taken either
(i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

COMPENSATION - It is expected that the fees payable by each Fund under the Proposed Management Agreements will be less than or equal to the fees paid by the Funds under the Current Advisory Agreements, except for the DLB Fixed Income Fund.

The following table compares the fees payable to Babson under the Current Advisory Agreements with the fees payable to MassMutual under the Proposed Management Agreements. It also shows how much Babson earned under each Current Advisory Agreement, and how much would have been payable to MassMutual under the corresponding Proposed Management Agreement if it had been in effect, for the fiscal year ended October 31, 2003.

---------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED
                               CURRENT                            RATE                             DIFFERENCE
                              AGREEMENT        AGGREGATE        AGREEMENT         AGGREGATE        (% HIGHER/
FUND                           RATE (%)        AMOUNT ($)          (%)            AMOUNT ($)          LOWER)
---------------------------------------------------------------------------------------------------------------------
DLB Fixed Income Fund           0.40%           $85,878            0.48%           $102,054             20%

DLB High Yield Fund             0.50%          $157,747            0.50%           $157,747             0%

DLB Value Fund                  0.55%          $349,594            0.50%           $317,813            (9%)

DLB Core Growth Fund            0.55%          $573,119            0.55%           $573,119             0%

DLB Enhanced Index              0.50%          $123,287            0.50%           $123,287             0%
Core Equity Fund

DLB Enhanced Index              0.50%           $86,947            0.50%            $86,947             0%
Growth Fund

DLB Enhanced Index              0.50%          $122,567            0.50%           $122,567             0%
Value Fund

DLB Small Company               1.00%         $3,537,189           0.58%          $2,051,567           (42%)
Opportunities Fund

DLB Small                       0.70%          $451,697            0.70%           $451,697             0%
Capitalization Value
Fund
---------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the DLB Fixed Income Fund, DLB Value Fund and the DLB Small Company Opportunities Fund. The tables show Fund expenses under the Current Advisory Agreements and the Proposed Management Agreements for the DLB Fixed Income Fund, DLB Value Fund and the DLB Small Company Opportunities Fund.

DLB FIXED INCOME FUND

                               EXPENSE INFORMATION

--------------------------------------------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES                                       PRO FORMA FEES UNDER PROPOSED
          (EXPENSES THAT ARE DEDUCTED                                            MANAGEMENT AGREEMENT FOR
                FROM FUND ASSETS)                    CURRENT FEES                   CLASS S SHARES (1)

--------------------------------------------------------------------------------------------------------------
Management Fees                                          0.40%                            0.48%

Distribution and Service (12b-1) Fees                   None (2)                           None

Other Expenses                                           0.71%                            0.11%

--------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                     1.11%                            0.59%

Fee Waiver                                              (0.56%)(3)                         None


Net Expenses                                             0.55%                            0.59%(4)
--------------------------------------------------------------------------------------------------------------

(1) As part of the Reorganization, each Fund has created five new share classes. Following the Reorganization, the currently outstanding shares of the DLB Fixed Income Fund will be re-designated Class S shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets.

(3) Babson has contractually agreed with the Fund to bear certain expenses to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage noted in the Net Expenses column of the table.

(4) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Fixed Income Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Fixed Income Fund does not currently impose any redemption fees or fees upon redemption and Class S shares of the Fund will not impose such fees, the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $56         $297         $557         $1,301
PRO FORMA FEES
 FOR CLASS S SHARES    $60         $189         $329         $  737

DLB VALUE FUND

Although the advisory fees for the DLB Value Fund under its Proposed Management Agreement are expected to be less than the advisory fees payable under its Current Advisory Agreement and the Fund's total operating expenses will not increase, the following table is provided because it is expected that the Fund's Other Expenses will increase in connection with the approval of the Proposed Management Agreement and the Reorganization generally.

                               EXPENSE INFORMATION

--------------------------------------------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES                                       PRO FORMA FEES UNDER PROPOSED
          (EXPENSES THAT ARE DEDUCTED                                            MANAGEMENT AGREEMENT FOR
                FROM FUND ASSETS)                    CURRENT FEES                   CLASS L SHARES (1)

--------------------------------------------------------------------------------------------------------------

Management Fees                                          0.55%                            0.50%
Distribution and Service (12b-1) Fees                    None (2)                         None
Other Expenses                                           0.27%                            0.31%

Total Annual Fund Operating Expenses                     0.82%                            0.81%
Fee Waiver                                              (0.02%)(3)                       (0.01%)(4)

Net Expenses                                             0.80%                            0.80% (4)
--------------------------------------------------------------------------------------------------------------

(1) As part of the Reorganization, each Fund has created five new share classes. Following the Reorganization, the currently outstanding shares of the DLB Value Fund will be re-designated Class L shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets.

(3) Babson has contractually agreed with the Fund to bear certain expenses to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage noted in the Net Expenses column of the table.

(4) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Value Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Value Fund does not currently impose any redemption fees or fees upon redemption and Class L shares of the Fund will not impose such fees, the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $82          $260         $453        $1,012
PRO FORMA FEES
  FOR CLASS L SHARES   $82          $255         $444          $989

DLB SMALL COMPANY OPPORTUNITIES FUND

Although the advisory fees for the DLB Small Company Opportunities Fund under its Proposed Management Agreement are expected to be less than the advisory fees payable under its Current Advisory Agreement and the Fund's total operating expenses will not increase, the following table is provided because the Fund's Distribution and Service Fees will increase in connection with the approval of the Proposed Management Agreement and the Reorganization generally.



                               EXPENSE INFORMATION

------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FESS (FEES PAID DIRECTLY FROM               CURRENT FEES             PRO FORMA FEES UNDER PROPOSED
YOUR INVESTMENT)                                                            MANAGEMENT AGREEMENT FOR CLASS A SHARES*
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                     None                            5.75%
(as a % of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) as a                    None                            None**
% of the original offering price or redemption
proceeds.
------------------------------------------------------------------------------------------------------------------

* Following the Reorganization, the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares.
** A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more. Note that shares of the DLB Small Company Opportunities Fund purchased prior to [insert date] will not be subject to any sales charge.

------------------------------------------------------------------------------------------------------------------------------
          ANNUAL FUND OPERATING
                EXPENSES                                CURRENT FEES                PRO FORMA FEES UNDER PROPOSED
      (EXPENSES THAT ARE DEDUCTED                                                      MANAGEMENT AGREEMENT FOR
            FROM FUND ASSETS)                                                              CLASS A SHARES (1)

------------------------------------------------------------------------------------------------------------------------------
Management Fees                                            1.00%                                  0.58%
Distribution and Service (12b-1) Fees (2)                  None                                   0.25%
Other Expenses                                             0.14%                                  0.32%

Total Annual Fund Operating Expenses                       1.14%                                  1.15%
Fee Waiver                                                 None                                  (0.01%)(3)
Net Expenses                                               1.14%                                  1.14% (3)
------------------------------------------------------------------------------------------------------------------------------

(1) Following the Reorganization, the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 ("12b-1 Plan") that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. Upon consummation of the Reorganization, the Fund will amend the 12b-1 Plan. Under the terms of the amended 12b-1 Plan, the Fund is permitted to pay distribution and service fees at the annual rate of 0.25%, in the aggregate, of its average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the 12b-1 Plan for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the 12b-1 Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

(3) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Small Company Opportunities Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. For Class A shares, this example includes the initial sales charge. If the sales charge was not included, the fees in the example would remain the same. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Small Company Opportunities Fund does not currently impose any redemption fees or fees upon redemption and Class A shares of the Fund will not impose such fees (for investments of less than $1 million), the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $116         $362        $ 628        $1,386
PRO FORMA FEES
 FOR CLASS A SHARES    $685         $917        $1167        $1,880

EXPENSE LIMITATIONS [TO BE UPDATED]

Babson has contractually agreed with certain of the Funds to bear certain expenses to the extent that a Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the table below. These expense limitation agreements will terminate upon consummation of the Reorganization. MassMutual has contractually agreed, upon consummation of the Reorganization, to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent a Fund's Net Expenses would exceed the percentage noted in the Pro Forma MassMutual Expense Limit column of the table below.

--------------------------------------------------------------------------------
                                  CURRENT BABSON         PRO FORMA MASSMUTUAL
FUND                              EXPENSE LIMIT              EXPENSE LIMIT
--------------------------------------------------------------------------------
DLB Fixed Income Fund                 0.55%             0.59% for Class S shares
DLB High Yield Fund                   0.75%             0.75% for Class Y shares
DLB Value Fund                        0.80%             0.80% for Class L shares
DLB Enhanced Index Core
 Equity Fund                          0.70%             0.69% for Class Y shares
DLB Enhanced Index
 Growth Fund                          0.70%             0.69% for Class Y shares
DLB Enhanced Index
 Value Fund                           0.70%             0.69% for Class Y shares
DLB Small Company
 Opportunities Fund                   1.30%             1.14% for Class A shares
DLB Small Capitalization
 Value Fund                           0.85%             0.85% for Class S shares
--------------------------------------------------------------------------------

DATES OF APPROVAL OF CURRENT ADVISORY AGREEMENTS [TO BE COMPLETED]

The following table shows the dates that the Current Advisory Agreements for the Funds were executed and last submitted to shareholders for approval.

--------------------------------------------------------------------------------
                                                         DATE
FUND                                     DATE OF     SUBMITTED TO    REASON FOR
                                        EXECUTION    SHAREHOLDERS    SUBMISSION
--------------------------------------------------------------------------------
DLB Fixed Income Fund
DLB High Yield Fund
DLB Value Fund
DLB Core Growth Fund
DLB Enhanced Index Core Equity Fund
DLB Enhanced Index Growth Fund
DLB Enhanced Index Value Fund
DLB Small Company Opportunities Fund
DLB Small Capitalization Value Fund
--------------------------------------------------------------------------------

TRUSTEES' CONSIDERATIONS

         In approving the Proposed Management Agreements, the Trustees first took note of the fact that MassMutual would delegate all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to Babson. The Trustees then examined MassMutual's ability to provide investment oversight, administrative and shareholder services to the Funds. As part of this examination, the Trustees considered that MassMutual has represented to them that the scope and quality of administrative and shareholder services to be provided to the Funds under the Proposed Management Agreements will be at least equivalent to the scope and quality of administrative and shareholder services provided by Babson under the Current Advisory Agreements. The Trustees also considered the experience and qualifications of the personnel of MassMutual that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by MassMutual were appropriate to fulfill effectively its duties under the Proposed Management Agreements.

         The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included
(i) the ability of MassMutual to monitor the operations and performance of each Fund's sub-adviser, (ii) the financial condition, stability and business strategy of MassMutual, (iii) the ability of MassMutual with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting MassMutual's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by MassMutual were sufficient, in light of market conditions, the resources to be dedicated by MassMutual and its integrity, personnel, and financial resources, to merit approval of the Proposed Management Agreements.

         In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of the Funds against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to MassMutual, but also took into account the estimated profitability of the Funds to MassMutual and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds. Additionally, the Trustees were informed that MassMutual may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by MassMutual in advising other accounts that it advises. Conversely, research services furnished to MassMutual in connection with other accounts MassMutual advises may be used by MassMutual in advising the Funds. The Trustees also considered that the net expense ratios to be applicable to the classes of shares that existing shareholders of the DLB Value Fund and the DLB Small Company Opportunities Fund will be converted into will be same as the net expense ratios that are currently applicable to such shareholders, and that in the case of the DLB Fixed Income Fund, the net expense ratio to be applicable to the class of shares that existing holders of the DLB Fixed Income Fund will be converted into will be increased from 0.55% to 0.59% (with the increased net expense ratio being less than the expense ratio that would be applicable to such existing holders of the DLB Fixed Income Fund if the applicable fee waiver were to be discontinued). Based on the foregoing, the Trustees concluded that the fees to be paid to MassMutual under the Proposed Management Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by MassMutual.

         Following their review, the Trustees determined that the terms of the Proposed Management Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Management Agreements.

         In their deliberations with respect to these matters, the Independent Trustees were advised by their counsel, who was determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

ABOUT MASSMUTUAL

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MASSMUTUAL") is located at 1295 State Street, Springfield, Massachusetts 01111. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS - listed below are the directors and the principal executive officer of MassMutual. The principal business address of each director and the principal executive officer of MassMutual, as it relates to their duties at MassMutual, is the same as MassMutual's address listed above. [TO BE UPDATED]

PRINCIPAL EXECUTIVE OFFICER:       POSITION HELD WITH MASSMUTUAL

Robert J. O'Connell                Chairman, President and Chief Executive
                                   Officer

DIRECTORS:

Robert J. O'Connell
Roger G. Ackerman
James R. Birle
Gene Chao
James H. DeGraffenreidt
Patricia Diaz Dennis
James L. Dunlap
William B. Ellis
Robert Essner
Robert M. Furek
Carol A. Leary
William B. Marx
John F. Maypole
Marc Racicot

SIMILAR FUNDS MANAGED BY MASSMUTUAL

MassMutual is the investment adviser for the following funds that have investment objectives and policies similar to those of the Funds. [To be Completed]

--------------------------------------------------------------------------------------------------------------------------------
                                           NET ASSETS AS          CONTRACTUAL RATE            EFFECTIVE RATE
FUND                                      OF [RECENT DATE]         OF COMPENSATION           OF COMPENSATION*
MassMutual Core Bond                                                  0.48%                        0.48%
Fund (similar to DLB
Fixed Income Fund)

MML Enhanced Index                                                    0.55%                        0.55%
Core Equity Fund (similar
to DLB Enhanced Index
Core Equity Fund)

MassMutual Small Cap                                                  0.58%                        0.58%
Equity Fund (similar to
DLB Small Company
Opportunities Fund)

MML Small Cap Equity                                                  0.65% on first $100      0.65% on first $100
Fund (similar to DLB                                                  million,                 million,
Small Company                                                         0.60% on next $100       0.60% on next $100
Opportunities Fund)                                                   million,                 million,
                                                                      0.55% on next $300       0.55% on next $300
                                                                      million,                 million,
                                                                      0.50% on assets over     0.50% on assets over
                                                                      $500 million             $500 million
--------------------------------------------------------------------------------------------------------------------------------

* Net of fee waivers and expense reimbursements.

                                   PROPOSAL 3

 TO APPROVE BABSON AS INVESTMENT SUBADVISER TO THE FUNDS BY APPROVING SUBADVISER
 -------------------------------------------------------------------------------
   AGREEMENTS AMONG MASSMUTUAL, BABSON AND THE TRUST, ON BEHALF OF THE FUNDS.
   --------------------------------------------------------------------------

BACKGROUND

At a meeting of the Board of Trustees held on June 24, 2004, the Board, including the Independent Trustees voting separately, unanimously approved a Subadviser Agreement among MassMutual, Babson and the Trust on behalf of each Fund (each a "Proposed Subadviser Agreement"), to be effective on or about October 31, 2004. The Board also recommended that each Proposed Subadviser Agreement be submitted to the shareholders of each Fund for approval.

SUMMARY OF THE PROPOSED SUBADVISER AGREEMENTS

A summary of the Proposed Subadviser Agreements and information about Babson are provided below. A form of the Proposed Subadviser Agreements is attached as Appendix II to this information statement, and the following description of the Proposed Subadviser Agreements is qualified in its entirety by reference to such Appendix.

DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENTS - Under each Proposed Subadviser Agreement, Babson will, subject to the direction and control of the Trust's Board of Trustees or MassMutual, (i) regularly provide investment advice and recommendations to a Fund, with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or investments shall be purchased or sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting and (v) vote or exercise any consent rights with respect to such securities or investments.

STANDARD OF CARE - Each Proposed Subadviser Agreement provides that Babson will not be liable for any loss sustained by reason of good faith errors or omissions in connection with the performance of its duties. However, nothing in a Proposed Subadviser Agreement will protect Babson from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Proposed Subadviser Agreement.

PORTFOLIO TRANSACTIONS - Each Proposed Subadviser Agreement provides that Babson is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with broker-dealers, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's Babson portfolio transactions. Babson shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular transactions will be judged by Babson on the basis of all of the relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Exchange Act; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

DURATION AND TERMINATION - Each Proposed Subadviser Agreement shall continue in effect until two years from its execution date and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees who are not parties to the Proposed Subadviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval or by the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Subadviser Agreement will terminate automatically in the event of its assignment, the termination of the Fund's advisory agreement or the dissolution of the Fund. Each Proposed Subadviser Agreement may be terminated by MassMutual or the Board of Trustees of the Trust:
(i) by written notice to Babson with immediate effect, if Babson's registration under the Investment Advisers Act of 1940 is suspended, terminated, lapsed or renewed; (ii) by written notice to Babson with immediate effect, if Babson is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to Babson with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board that Babson has breached an obligation or duty under the Proposed Subadviser Agreement; or (iv) in MassMutual's or the Trustees' sole discretion, without penalty, upon sixty days' written notice to Babson. Each Proposed Subadviser Agreement may also be terminated by Babson upon sixty days' written notice to MassMutual and the Trust. Each Proposed Subadviser Agreement may also be terminated by the vote of the holders of a "majority" of the Fund's outstanding voting securities (as defined in the 1940 Act).

COMPENSATION - The Funds do not pay Babson's compensation under the Proposed Subadviser Agreements; MassMutual pays it. The table below sets forth the compensation that would be payable by MassMutual to Babson for providing subadvisory services to each Fund. [TO BE UPDATED]

--------------------------------------------------------------------------------
FUND                                     ANNUAL RATE OF AVERAGE DAILY NET ASSETS
----                                     ---------------------------------------
DLB Fixed Income Fund                                    0.10%
DLB High Yield Fund                                      0.20%
DLB Value Fund                             0.25% on the first $600 million of
                                               average daily net assets
                                           0.15% on the average daily net assets
                                                   over $600 million

DLB Core Growth Fund                                     0.25%
DLB Enhanced Index Core Equity Fund                      0.25%
DLB Enhanced Index Growth Fund                           0.25%
DLB Enhanced Index Value Fund                            0.25%
DLB Small Company Opportunities Fund       0.40% on the first $1 billion of
                                               average daily net assets
                                           0.30% on the average daily net assets
                                                   over $1 billion

DLB Small Capitalization Value Fund                      0.40%
--------------------------------------------------------------------------------

TRUSTEES' CONSIDERATIONS

         In approving the Proposed Subadviser Agreements, the Trustees considered that Babson's ability to provide advisory and management services with respect to the Funds would be unchanged from April 29, 2004 (the date the Trustees last considered the renewal of the Current Advisory Agreements). The Trustees also considered that Babson has represented to them that the scope and quality of services to be provided to the Funds under the Proposed Subadviser Agreements will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreements. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of Babson would continue to be well suited to the Funds, given their investment objectives and policies.

         Following their review, the Trustees determined that the terms of the Proposed Subadviser Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Subadviser Agreements.

         In their deliberations with respect to these matters, the Independent Trustees were advised by their counsel, who was determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

ABOUT BABSON

BABSON CAPITAL MANAGEMENT LLC ("BABSON"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Funds. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

PRINCIPAL EXECUTIVE OFFICER AND MEMBERS OF THE BOARD OF MANAGERS - listed below are the Members of the Board of Managers and the principal executive officer of Babson. The principal business address of each Member of the Board of Managers and the principal executive officer of Babson, as it relates to their duties at Babson, is the same as the address listed for Babson above. [TO BE UPDATED]

STUART H. REESE, Member of the Board of Managers, President and Chief Executive Officer

KEVIN M. MCCLINTOCK, Member of the Board of Managers, Managing Director

WILLIAM F. GLAVIN, JR., Member of the Board of Managers, Managing Director, Chief Operating Officer and Chief Compliance Officer

ROBERT LIGUORI, Member of the Board of Managers

KENNETH L. HARGREAVES, Managing Director

ROGER W. CRANDALL, Member of the Board of Managers and Managing Director

EFREM MARDER, Managing Director

STEPHEN L. KUHN, General Counsel and Secretary

JAMES E. MASUR, Chief Financial Officer, Controller and Managing Director

SIMILAR FUNDS MANAGED BY BABSON

Babson acts as investment subadviser for the following mutual funds that have investment objectives similar to those of the Funds. [TO BE COMPLETED]

--------------------------------------------------------------------------------------------------
                                                   CONTRACTUAL RATE OF         EFFECTIVE RATE OF
FUND               NET ASSETS AS OF [_____]           COMPENSATION               COMPENSATION*
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

* Net of fee waivers and expense reimbursements.


                                   PROPOSAL 4

          TO CHANGE CERTAIN OF THE DLB FIXED INCOME FUND'S FUNDAMENTAL
          ------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
                            -----------------------

BACKGROUND

At a meeting of the Board of Trustees held on June 24, 2004, the Board unanimously voted to approve changes to certain of the DLB Fixed Income Fund's fundamental investment restrictions. The Board also recommended that each such change be submitted to the Majority Shareholder of the Fund for approval.

RESTRICTIONS WITH RESPECT TO BORROWING MONEY

Currently, the DLB Fixed Income Fund's fundamental investment restrictions state that the Trust may not, on behalf of the Fund:

         "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased."

As revised, this fundamental investment restriction would state that the Trust may not, on behalf of the DLB Fixed Income Fund:

         "Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased."

RESTRICTIONS WITH RESPECT TO PURCHASING COMMODITIES OR COMMODITY CONTRACTS

Currently, the DLB Fixed Income Fund's fundamental investment restrictions state that the Trust may not, on behalf of the Fund:

"Purchase or sell commodities or commodity contracts, including futures contracts."

As revised, this fundamental investment restriction would state that the Trust may not, on behalf of the DLB Fixed Income Fund:

         "Purchase or sell commodities or commodity contracts, including futures contracts, except that the DLB Fixed Income Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions."


                             ADDITIONAL INFORMATION

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

PRINCIPAL UNDERWRITER: Babson Securities Corp. ("BSC"), a wholly-owned subsidiary of Babson, serves as the principal underwriter of the Funds. BSC has its principal office at One Memorial Drive, Cambridge, Massachusetts 02142. If the Reorganization is consummated, MML Distributors, LLC, would serve as principal underwriter of the Funds.

ADMINISTRATOR: Investors Bank and Trust Company ("IBT") serves as Administrator of the Funds. IBT's principal business address is 200 Clarendon Street, Boston MA 02116. If the Reorganization is consummated, MassMutual would serve as administrator of the Funds and IBT would serve as Sub-Administrator.

FUND TRANSACTIONS

During the fiscal year ended October 31, 2003, the Funds did not pay any brokerage commissions to any affiliate of the Funds.

SHAREHOLDER CONSENT

VOTE REQUIRED: To be elected as a Trustee, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of all of the Funds voting together as a single class. As required by the 1940 Act, approval of Proposals 2, 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present for or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's Bylaws, it intends to execute a consent to be effective on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable, which would by itself constitute the necessary shareholder approval for all proposals. No action is required to be taken by you as a shareholder of the Trust; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPENDIX I
----------

                      FORM OF PROPOSED MANAGEMENT AGREEMENT

APPENDIX II
-----------

                      FORM OF PROPOSED SUBADVISER AGREEMENT

APPENDIX III
------------

MASSMUTUAL CORE BOND FUND

                              INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

o    U.S. dollar-denominated corporate obligations;

o    securities issued or guaranteed by the U.S. Government or its agencies;

o    U.S. dollar-denominated bonds of foreign issuers; and

o    mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson Capital Management LLC (formerly known as David L. Babson & Company Inc.), by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

The Fund's Sub-Adviser intends for the Fund's DURATION to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading.